UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dextera Surgical Inc. — Case No. 17-12913 (KJC)
Debtors — Reporting Period: December 11, 2017 – December 31, 2017

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	
Schedule of Debtor Bank Account Balances	MOR-1b	Yes	
Schedule of Professional Fees and Expenses Paid	MOR-1c	Yes	
Copies of bank statements		Available to the U.S. Trustee upon request.	
Cash disbursements journals		Available to the U.S. Trustee upon request.	
Statement of Operations	MOR-2	Yes	
Balance Sheet	MOR-3	Yes	
Summary of unpaid post-petition debts	MOR-4	Yes	
Accounts Receivable Aging	MOR-5	Yes	
Debtor Questionnaire	MOR-5	Yes	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Robert Y. Newell
Signature of Authorized Individual*

1/22/2018
Date

Robert. Y. Newell
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Dextera Surgical Inc.,[1] Debtor.	Chapter 11 Case No. 17-12913 (KJC)

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT RECONCILIATIONS AND COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Robert Y. Newell, Chief Financial Officer of Dextera Surgical Inc. (the "Debtor"), hereby certify as follows:

1. Attached to MOR-1 is a listing of the Debtor's bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtor's ordinary course accounting practices and, together with the Debtor's bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2. To the best of my knowledge and belief, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Robert Y. Newell
Robert Y. Newell
Chief Financial Officer

1/22/2018
Date

[1] The last four digits of the Debtor's federal tax identification number are 7832. The Debtor's address is 900 Saginaw Drive, Redwood City, CA 94063.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dextera Surgical Inc. Case No. 17-12913 (KJC)
Debtors Reporting Period: December 11, 2017 – December 31, 2017

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtor's good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtor completes its analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtor cautions readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Stock-Based Compensation: The Debtor did not record stock based compensation expenses for the three months ended December 31, 2017.

Inventory: The Debtor's accounting policy is to record inventory at the lower of cost or market on a first-in, first-out basis. The company, on a quarterly basis, performs an impairment analysis and adjusts its inventory as required. For the three-month period ended on December 31, 2017, the company did not perform such an analysis.

Balance Sheet: Liabilities on the balance sheet do not include facility lease obligations through August 2018, potential fees due to the Debtor's investment banker, additional legal and administrative bankruptcy expenses, employee severance expenses and other expenses related to corporate dissolution.

The warrant liabilities on the balance sheet were valued as of September 30, 2017 and have not been revalued. The actual warrant liability, if any, as of December 31, 2017 or any subsequent date, is subject to the specific terms of the respective warrants and the determination of the bankruptcy court.

MOR-1: Schedule of Cash Receipts and Disbursements
(See attached)

Dextera Surgical Inc.
Cash Receipts and Disbursements
Dec 11 to 31, 2017

	12/11 - 12/17	12/13 - 19/17	12/20 - 26/17	12/27 - 31/17	TOTAL 12/11- 31/17
Cash Beg Balance - 12/11/17	1,375,485	1,180,485	912,576	726,767	1,375,485
Cash Receipts					
Accounts Receivable - trade	-	34,849	-	78,781	113,629
Refunds -				10,000	10,000
Other				65	65
TOTAL Cash Receipts	-	34,849	-	88,845	123,694
Cash Disbursements					
Net Payroll and Taxes		269,004	158	202,389	471,552
Inventory		20,442	84,931		105,373
Insurance		13,311	33,024		46,335
Professional Services	185,000		3,750		188,750
R&D			29,939		29,939
Sales & Marketing			12,089		12,089
Administrative	10,000		21,918	690	32,608
Other					-
TOTAL Cash Disbursements	195,000	302,758	185,809	203,079	886,646
Net Cash Changes	(195,000)	(267,909)	(185,809)	(114,234)	(762,952)
Cash End Balance - 12/31/17	1,180,485	912,576	726,767	612,533	612,533
ending cash bal -12/31/17 check					612,533
diff					0

MOR-1(b): Bank Account Balances
(See attached)

Schedule of Bank Account Balances

Last 4 Digits of Account Number	Description		Balance as of 12/10/2017		Balance as of 12/31/2017
1000	Cash - Checking Account		$ 1,374,098.00		$ 611,146.15
1001	Cash - Money Market		$0.00		$0.00
1080	Investment - GmbH		$0.00		$0.00
1100	Oppenheimer - MM		$ 387.20		$ 387.20
1110	Oppenheimer Investments		$ (0.01)		$ (0.01)
1170	Petty Cash		$ 1,000.00		$ 1,000.00
1190	Payments in Process		$0.00		$0.00
			$ 1,375,485.19		$ 612,533.34

MOR-1(c): Schedule of Professional Fees and Expenses Paid
(See attached)

In re Dextera Surgical Inc.
Debtor

Case No. 17-12913 (KJC)
Reporting Period: December 11-31, 2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Wire Transfer		Amount Paid		Year-To-Date	
				Number	Date	Retainer	Expenses	Fees	Expenses
Cooley LLP	ongoing	N/A	Dextera Surgical	121111241755	12/11/17	$ 150,000.00	$ -	$ 150,000.00	$ -
Saul Ewing Arnstein * Lehr LLP	ongoing	N/A	Dextera Surgical	121111243220	12/11/17	$ 35,000.00	$ -	$ 35,000.00	$ -

MOR-2: Statement of Operations
(See attached)

Dextera Surgical Inc.
Statement of Operations
(unaudited)
($ In thousands)

		Three Months ended December 31, 2017
Revenue:		
Product revenue, net	$	565
License and development revenue		181
Total		746
Operating costs and expenses:		
Cost of product revenue		976
Research and development		1,287
Selling, general and administrative		1,628
Total operating costs and expenses		3,891
Loss from operations		(3,145)
Interest expense		(155)
Other income (expense)		2
Net Loss before income tax benefit		(3,298)
Tax benefit		(1)
Net Loss	**$**	**(3,299)**

MOR-3: Balance Sheet
(See attached)

Dextera Surgical Inc.
Balance Sheet
(unaudited)
($ In thousands)

		12/31/17
ASSETS		
Current Assets		
Cash	$	745
Accounts Receivable		543
Inventories, net		1,177
Prepaid expenses and other current assets		443
Total Current Assets		2,908
Property and equipment, net		602
Restricted cash		104
TOTAL ASSETS	$	**3,614**
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable - prefiling	$	1,128
Accounts Payable - postfiling		228
Accrued compensation		221
Other accrued liabilities		469
Current portion of deferred revenue		633
Current portion of notes payable		3,555
Warrant liabilities		6,789
Total Current Liabilities		13,023
Deferred revenue, net of current portion		2,154
Notes payable		
Other non-current liabilities		27
Total Liabilities		15,204
Stockholder's Equity		
Common stock		48
Additional paid-in capital		218,716
Treasury stock		(596)
Accumulated Earnings		(229,758)
Total Stockholders' Equity		(11,590)
TOTAL LIABILITIES & EQUITY	$	**3,614**

MOR-4: Summary of Unpaid Post-Petition Debts
(See attached)

Summary of Unpaid Post-Petition Debts

	Number of Days Past Due				
	Current	0-30	31-60	over 90	Total
Accounts Payable Aging ($000s)	168	24	15	21	228

MOR-5: Accounts Receivable Aging and Debtor Questionnaire

(See attached)

Accounts Receivable Aging at 12/31/17

	Current	31-60	61-90	over 90	Total
Accounts Receivable ($000s)	246	52	22	(7)	313

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X